SCUDDER [LOGO]

Scudder Pathway Series:
Conservative Portfolio
Balanced Portfolio
Growth Portfolio

Supplement to Prospectus
Dated February 1, 1998

The following text is inserted in the "Description of the Underlying Scudder Funds" section on page 11:

Scudder Corporate Bond Fund is a diversified investment company which seeks a high level of current income through investment primarily in investment-grade corporate debt securities. The Fund invests in a broad range of investment-grade, income producing securities and, to a lesser extent, below investment-grade bonds.

The Fund invests, under normal market conditions, at least 65% of its total assets in investment-grade debt securities. Investment-grade securities are those that are rated Aaa, Aa, A, or Baa by Moody's Investors Service ("Moody's") or AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P"), or if unrated, are of equivalent quality as determined by the Adviser. In addition, the Fund may invest up to 35% of its net assets in high yield, below investment-grade securities. Below investment-grade securities are those rated lower than Baa or BBB. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher rated securities. The Fund invests primarily in intermediate-term corporate bonds, but can also hold short-term and long-term issues. The dollar-weighted average maturity of the Fund's portfolio is expected to range from five to ten years. Longer-term bonds generally are more volatile than bonds with shorter maturities. While the Fund emphasizes corporate bonds and notes, it can also invest in U.S. Treasury and Agency securities, convertible and preferred securities, debt securities issued by real estate investment trusts ("REITs"), dollar rolls, trust preferred securities, mortgage-backed and other asset-backed securities, zero coupon securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, American Depositary Receipts and other depositary receipts, and money market instruments such as commercial paper, bankers acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar. While it is anticipated that the majority of the Fund's foreign investments will be denominated in the U.S. dollar, the Fund may invest, within the aforementioned limit, in foreign bonds denominated in local currencies, including those issued in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund may also invest in when-issued securities, indexed securities, repurchase agreements, reverse repurchase agreements, illiquid securities, and may engage in strategic transactions.

August 31, 1998